Exhibit 99.2
FOURTH QUARTER 2022

2 FORWARD-LOOKING STATEMENTS Except for historical information, certain matters discussed in this presentation may be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include but are not limited to all projections and anticipated levels of future performance. Forward-looking statements involve risks, uncertainties and other factors that may cause our actual results to differ materially from those discussed herein. Any number of factors could cause actual results to differ materially from projections or forward-looking statements, including without limitation, changes to global economic, social and political conditions, spending patterns of government agencies, competitive pressures, the impact of acquisitions and related integration activities, logistical challenges related to disruptions and delays, product liability claims, the success of new product introductions, currency exchange rate fluctuations and the risks of doing business in the markets in which we operate, including foreign countries. More information on potential factors that could affect the Company’s financial results are more fully described from time to time in the Company’s public reports filed with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. All forward-looking statements included in this presentation are based upon information available to the Company as of the date of this presentation, and speak only as of the date hereof. We assume no obligation to update any forward-looking statements to reflect events or circumstances after the date of this presentation. 2

TODAY’S PRESENTERS 3 BRAD WILLIAMS President BLAINE BROWERS Chief Financial Officer WARREN KANDERS Chief Executive Officer and Chairman of the Board

4 AGENDA • Q4 and FY22 Highlights • Business Overview • Financial Summary • Full Year 2023 Outlook • Conclusion and Q&A

5 CONTINUED EXECUTION IN Q4 Cadre continues to deliver on strategic objectives in a challenging supply chain and inflationary environment Pricing Growth: ✓ Exceeded 1% target above material inflation Adjusted EBITDA Conversion:1 ✓ Generated Adj. EBITDA conversion of 93% in Q4, within our guidance range Q4 Mix: ✓ Higher Duty Gear and EOD shipments resulted in continued product mix improvement as expected Orders Backlog: ✓ Maintained strong orders backlog of $117.9 million as of December 31, 2022 Healthy M&A Funnel: ✓ Continue to actively evaluate pipeline of opportunities Returned Capital to Shareholders: ✓ Declared sixth consecutive quarterly dividend of $0.08 Commentary: 1. Adj. EBITDA conversion (%) defined as (Adj. EBITDA –capital expenditure) / Adj. EBITDA. Adjusted EBITDA is a non-GAAP financial measure. See slide 22 for definitions and reconciliations to the nearest GAAP measures

6 MACRO TAILWINDS SUPPORT LONG TERM SUSTAINABLE GROWTH OPPORTUNITY Two-thirds of all NATO countries spend less than 2% of GDP targets on defense and security Amidst current geopolitical turmoil, European leaders have advocated for significant increases in defense budgets Police protection expenditures have continued to trend upward even during previous financial and industrial recessions Major US cities continue to increase police budgets The American Rescue Plan provides $350 billion to hire more police

7 • Spend per officer increasing but police departments still struggling to fill open positions • Anticipate larger opportunities to provide safety and survivability equipment as conflict de-escalates • Conditions improving but continue to experience pockets of extended lead times • Managing labor force for long-term • Demand remains stable but monitoring macro consumer demand weakness/uncertainty North American Law Enforcement Geopolitical Landscape Supply Chain/ Labor Consumer LATEST MARKET TRENDS

8 SAFARI-VAULT: FEATURES & BENEFITS New Shell Architecture • Thicker Material • Bolted Construction Classic Optic Cover Reused Proven Weapon Retention Feature Open Bottom Design for Debris Added Features for Firearm Clearing and Longer Weapons Stabilization and Guiding Modern Industrial Design • Streamlined to Prevent Snags • Protected Internal Components Fits more Lights and Optics Industry Leading Mounting Platform

9 HYPERX TACTICAL ARMOR PLATFORM: KEY FEATURES • Designed to capture the functionality of a plate rack, but with the additional protection offered by full-coverage armor systems • Capitalize on our strengths in Hard Armor and Soft Ballistics technology to form a purpose-built system that eliminates excess material, weight, and bulk • Innovative design creating market leading adaptability which sets a new standard in customization and scalability in a tactical armor system

XPERTFIT: 3D BODY SIZING

Using **patented technology,** we can measure fully dressed individuals with the highest precision of accuracy **in seconds**. The **neural algorithm** was trained on a proprietary data set of user generated scans, manually measured and digitally scanned people with an in-house scanning lab.

Powered By 3DLOOK

Start with the XpertFit Sizing App on any iOS or Android device


XPERTFIT
Take the guesswork out of fitting and do it all in The convenience of your home. XpertFit virtual Sizing technology is accurate and fast.
Armor
SAFARILAND
Proceed

Perform a front and side scan. Scans are done against any Background, fully clothed



Computer vision algorithms Detect the human body under The clothes



Statistical modeling and 3D Matching algorithms Accurately create a 3D model And 3D body profile

Over 80 measurements are Computed from the generated 3D model


Upper chest girth 42.1"
Bust girth 46.0"
Under bust girth 37.4"
Waist girth 35.8"
Abdominal girth 40.5"
Upper hip girth 47.2"
Hip girth 50.0"
Neck base girth 13.3"
Upper arm girth 14.5"
Thigh girth 31.4"
Across back shoulder width 18.8"
Inside leg height 31.4"

3D model and detailed Measurements are behind the Scenes and not provided To customers


XPERTFIT
*2214 x 2014
SAFARILAND

Armor size is based on Safariland's many years Of experience

CADRE HOLDINGS

*For privacy and security reasons, Safariland size is an example and not intended to be real.

10

111320 CADRE'S KEY M&ACRITERIA Niche market No large-cap competition Leading market position Cost structurewherematerial> labor Leading and defensible technology High cost of substitution Mission-critical tocustomer Recurring revenueprofile Asset-light Business Financial Market Strong brandrecognition Attractive ROIC Resiliency through market cycles CADRE'S KEY M&A CRITERIA 11

12 1. Includes $32.2 million stock-based compensation expense 2. Includes $15.2 million loss on extinguishment of debt 3. A non-GAAP financial measure. See slide 22 for definitions and reconciliations to the nearest GAAP measures FOURTH QUARTER AND FULL YEAR 2022 HIGHLIGHTS Q4 2022 Q4 2021 FY 2022 FY 2021 NET SALES $123.6M $103.5M $457.8M $427.3M GROSS MARGIN 39.2% 37.9% 38.4% 39.9% NET INCOME $6.6M / $0.17 per diluted share $4.3M / $0.13 per diluted share $5.8M1 / $0.16 per diluted share $12.7M2 / $0.44 per diluted share ADJUSTED EBITDA 3 $22.4M $15.3M $75.7M $71.4M ADJUSTED EBITDA 3 MARGIN 18.1% 14.7% 16.5% 16.7% ADJUSTED EBITDA 3 CONVERSION 93% 95% 94% 96% • Achieved pricing growth that exceeded target and generated strong gross margin and adjusted EBITDA conversion • Increased net sales, net income, and adjusted EBITDA from Q3 to Q4

13 NET SALES AND ADJUSTED EBITDA 1. A non-GAAP financial measure. See slide 22 for definitions and reconciliations to the nearest GAAP measures NET SALES ($MM) $404.6 $427.3 $457.8 2020 2021 2022 % CAGR 6.4% % Y/Y GROWTH 7.1% ADJ. EBITDA1 ($MM) $58.0 $71.4 $75.7 2020 2021 2022 Adj. EBITDA Margin1 14.3% 16.7% 16.5% % CAGR 14.3% % Y/Y GROWTH 6.1%

14 Q4 2022 CAPITAL STRUCTURE 1. Non-GAAP financial measures. See slide 22 for definitions and reconciliations to the nearest GAAPmeasures December 31, 2022 (in thousands) Cash and cash equivalents $ 45,286 Debt: Revolver $ — Current portion of long-term debt 12,211 Long-term debt 139,076 Capitalized discount/issuance costs (1,600) Total debt, net $ 149,687 Net debt (Total debt net of cash) $ 104,401 Total debt / Adj. EBITDA(1) 2.0 Net debt / Adj. EBITDA(1) 1.4 Adj. EBITDA(1) $ 75,731

15 2023 MANAGEMENT OUTLOOK 2023 GUIDANCE NET SALES $463M to $493M Adj. EBITDA $76.0M to $82.0M Adj. EBITDA Conversion 87% to 90% 1. A non-GAAP financial measure. See slide 22 for definitions and reconciliations to the nearest GAAP measures

CONCLUSION 16 Record 2022 net Sales and Adj. EBITDA Completed two accretive acquisitions in 2022 Exceeded 1% target above material inflation Committed to improving gross and Adj. EBITDA margins Capitalizing on strong macro tailwinds driving demand and visibility for Cadre's mission-critical products Continuously focused on M&A opportunities

17 APPENDIX

18 BALANCE SHEET UNAUDITED (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS) December 31, 2022 December 31, 2021 Assets Current assets Cash and cash equivalents $ 45,286 $ 33,857 Accounts receivable, net 64,557 48,344 Inventories 70,273 63,978 Prepaid expenses 10,091 10,353 Other current assets 6,811 3,171 Assets held for sale — 278 Total current assets 197,018 159,981 Property and equipment, net 45,285 33,053 Operating lease assets 8,489 — Deferred tax assets, net 2,255 7,059 Intangible assets, net 50,695 42,415 Goodwill 81,576 66,262 Other assets 6,634 3,026 Total assets $ 391,952 $ 311,796 Liabilities, Mezzanine Equity and Shareholders' Equity Current liabilities Accounts payable $ 23,406 $ 19,328 Accrued liabilities 38,720 40,736 Income tax payable 4,584 1,255 Liabilities held for sale — 128 Current portion of long-term debt 12,211 13,174 Total current liabilities 78,921 74,621 Long-term debt 137,476 146,516 Long-term operating lease liabilities 4,965 — Deferred tax liabilities 3,508 1,297 Other liabilities 1,192 722 Total liabilities 226,062 223,156 Mezzanine equity Preferred stock ($0.0001 par value, 10,000,000 shares authorized, no shares issued and outstanding as of December 31, 2022 and December 31, 2021) — — Shareholders' equity Common stock ($0.0001 par value, 190,000,000 shares authorized, 37,332,271 and 34,383,350 shares issued and outstanding as of December 31, 2022 and December 31, 2021, respectively) 4 3 Additional paid-in capital 206,540 127,606 Accumulated other comprehensive income (loss) 2,087 (1,917) Accumulated deficit (42,741) (37,052) Total shareholders’ equity 165,890 88,640 Total liabilities, mezzanine equity and shareholders' equity $ 391,952 $ 311,796

19 STATEMENT OF OPERATIONS UNAUDITED (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS) Three Months Ended December 31, Year Ended December 31, 2022 2021 2022 2021 Net sales $ 123,645 $ 103,537 $ 457,837 $ 427,288 Cost of goods sold 75,117 64,342 282,159 256,598 Gross profit 48,528 39,195 175,678 170,690 Operating expenses Selling, general and administrative 34,857 27,794 153,288 114,962 Restructuring and transaction costs 975 1,939 4,355 3,430 Related party expense 132 142 1,478 579 Other general income (159) — (159) — Total operating expenses 35,805 29,875 158,962 118,971 Operating income 12,723 9,320 16,716 51,719 Other expense Interest expense (1,710) (2,296) (6,206) (16,425) Loss on extinguishment of debt — — — (15,155) Other expense, net 1,675 (66) (1,137) (947) Total other expense, net (35) (2,362) (7,343) (32,527) Income before provision for income taxes 12,688 6,958 9,373 19,192 Provision for income taxes (6,089) (2,670) (3,553) (6,531) Net income $ 6,599 $ 4,288 $ 5,820 $ 12,661 Net income per share: Basic $ 0.18 $ 0.13 $ 0.16 $ 0.44 Diluted $ 0.17 $ 0.13 $ 0.16 $ 0.44 Weighted average shares outstanding: Basic 37,332,271 31,908,350 36,109,844 28,598,692 Diluted 37,887,600 31,908,350 36,122,374 28,598,692

20 STATEMENT OF CASH FLOWS UNAUDITED (IN THOUSANDS) Year Ended December 31, 2022 2021 Cash Flows From Operating Activities: Net income $ 5,820 $ 12,661 Adjustments to reconcile net income to net cash provided by operating activities: Depreciation and amortization 15,651 13,718 Amortization of original issue discount and debt issue costs 740 3,193 Amortization of inventory step-up 4,255 — Loss on extinguishment of debt — 15,155 Deferred income taxes (1,087) 4,772 Stock-based compensation 31,858 355 Gain on sale of fixed assets (170) — Provision for (recoveries from) losses on accounts receivable 417 (188) Foreign exchange loss 1,517 102 Changes in operating assets and liabilities, net of impact of acquisitions: Accounts receivable (11,536) (4,641) Inventories 1,162 (3,189) Prepaid expenses and other assets (7,711) (4,564) Accounts payable and other liabilities 5,493 2,720 Net cash provided by operating activities 46,409 40,094 Cash Flows From Investing Activities: Purchase of property and equipment (4,494) (2,832) Proceeds from disposition of property and equipment 411 — Business acquisitions, net of cash acquired (55,543) — Net cash used in investing activities (59,626) (2,832) Continued on next slide

21 STATEMENT OF CASH FLOWS - CONTINUED UNAUDITED (IN THOUSANDS) Year Ended December 31, 2022 2021 Cash Flows From Financing Activities: Proceeds from revolving credit facilities 43,000 257,980 Principal payments on revolving credit facilities (43,000) (258,612) Proceeds from term loans — 198,716 Principal payments on term loans (10,116) (266,000) Proceeds from insurance premium financing 3,989 5,010 Principal payments on insurance premium financing (4,952) (3,061) Payment of capital leases (25) (43) Payments for debt issuance costs — (2,198) Payments on extinguishment of debt — (4,217) Taxes paid in connection with employee stock transactions (6,300) — Proceeds from initial public offering, net of underwriter discounts — 83,421 Proceeds from secondary offering, net of underwriter discounts 56,329 — Deferred offering costs (2,953) (4,841) Dividends distributed (11,509) (12,751) Net cash provided by (used in) financing activities 24,463 (6,596) Effect of foreign exchange rates on cash and cash equivalents 183 318 Change in cash and cash equivalents 11,429 30,984 Cash and cash equivalents, beginning of period 33,857 2,873 Cash and cash equivalents, end of period $ 45,286 $ 33,857 Supplemental Disclosure of Cash Flows Information: Cash paid for income taxes, net $ 1,395 $ 1,158 Cash paid for interest $ 6,109 $ 13,336 Supplemental Disclosure of Non-Cash Investing and Financing Activities: Accruals and accounts payable for capital expenditures $ 172 $ 197

NON-GAAP RECONCILIATION

(IN THOUSANDS)

	Three Months Ended December 31,		Year Ended December 31,		
	2022	2021	2022	2021	2020
Net income	$ 6,599	$ 4,288	$ 5,820	$ 12,661	$ 38,453
Add back:					
Depreciation and amortization	4,332	3,292	15,651	13,718	14,733
Interest expense	1,710	2,296	6,206	16,425	24,388
Provision for income taxes	6,089	2,670	3,553	6,531	(10,578)
EBITDA	$ **18,730**	$ **12,546**	$ **31,230**	$ **49,335**	$ **66,996**
Add back:					
Restructuring and transaction costs[1]	975	1,939	5,355	3,430	5,822
Other general income[2]	(159)	—	(159)	—	(10,950)
Loss on extinguishment of debt[3]	—	—	—	15,155	200
Other expense, net[4]	(1,675)	66	1,137	947	(2,659)
Stock-based compensation expense[5]	2,878	355	32,239	355	(1,427)
Stock-based compensation payroll tax expense[6]	—	—	305	—	—
LTIP bonus[7]	436	358	1,369	2,162	—
Amortization of inventory step-up[8]	1,200	—	4,255	—	—
Adjusted EBITDA	**$ 22,385**	**$ 15,264**	**$ 75,731**	**$ 71,384**	**$ 57,982**
Less: Capital expenditures	(1,456)	(804)	(4,666)	(3,029)	(4,708)
Adjusted EBITDA less capital expenditures	**$ 20,929**	**$ 14,460**	**$ 71,065**	**$ 68,355**	**$ 53,274**
Adjusted EBITDA conversion rate[9]	**93 %**	**95 %**	**94 %**	**96**	**92%**
Adjusted EBITDA margin[10]	**18.1 %**	**14.7 %**	**16.5 %**	**16.7**	**14.3%**

1. Reflects the "Restructuring and transaction costs" line item on our consolidated statement of operations, which primarily includes transaction costs composed of legal and consulting fees, and $1.0 million paid to Kanders & Company, Inc., a company controlled by our Chief Executive Officer, for services related to the acquisition of Cyalume, which is included in related party expense in the Company's consolidated statements of operations.
2. Reflects the "Other general income" line item on our consolidated statement of operations and includes a gain from a long-lived asset sale.
3. Reflects losses incurred in connection with the August 2021 debt refinance.
4. Reflects the "Other expense, net" line item on our consolidated statement of operations and primarily includes losses on foreign currency transactions.
5. Reflects compensation expense related to equity and liability classified stock-based compensation plans.
6. Reflects payroll taxes associated with vested stock-based compensation awards.
7. Reflects the cost of a cash-based long-term incentive plan awarded to employees that vests over three years.
8. Reflects amortization expense related to the step-up inventory adjustment recorded as part of the recent acquisitions.
9. Reflects (Adjusted EBITDA less capital expenditures) / Adjusted EBITDA.
10. Reflects Adjusted EBITDA / Net Sales for the relevant periods.

CADRE HOLDINGS

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